UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: May 1, 2023
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34245	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 East Market Street, York, Pennsylvania	17401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (717) 845-3601

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

COMMON STOCK, NO PAR VALUE	YORW	The Nasdaq Global Select Market
(Title of Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

THE YORK WATER COMPANY

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Shareholders of The York Water Company was convened May 1, 2023 at The Appell Center for the Performing Arts, 50 North George Street, in the City of York, Pennsylvania, at 1:00 P.M. for the purpose of taking action upon the following proposals:

(1)	To elect four (4) Directors to three-year terms of office.

The actions taken by the Shareholders concerning the election of Directors are as follows:

	For		Withheld		Broker Non-votes
Joseph T. Hand	8,391,530	Votes	160,977	Votes	2,860,160
Erin C. McGlaughlin	8,213,528	Votes	338,979	Votes	2,860,160
Laura T. Wand	8,443,135	Votes	109,372	Votes	2,860,160
Ernest J. Waters	7,803,566	Votes	748,941	Votes	2,860,160

The following Directors’ terms of office continued after the Annual Meeting:

Paul R. Bonney, Esq.
Cynthia A. Dotzel, CPA
Michael W. Gang, Esq.
Jeffrey R. Hines, P.E.
George W. Hodges
George Hay Kain III
Jody L. Keller, SPHR
Steven R. Rasmussen, CPA

(2)	To ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023.

The actions taken by the Shareholders concerning the appointment of Baker Tilly US, LLP independent accountants are as follows:

For Approval	11,047,702	Shares
Against Approval	225,289	Shares
Abstaining From Voting	139,676	Shares
Broker Non-vote	-	Shares

(3)	To approve, by advisory vote, the compensation of the Company’s named executive officers.

The actions taken by the Shareholders concerning the approval, by advisory vote, of the compensation of the Company’s named executive officers are as follows:

For Approval	8,032,105	Shares
Against Approval	321,705	Shares
Abstaining From Voting	198,697	Shares
Broker Non-vote	2,860,160	Shares

(4)	To recommend, by advisory vote, the frequency of future advisory votes on executive compensation;

The actions taken by the Shareholders concerning the frequency of future advisory votes on executive compensation are as follows:

Three Years	2,447,324	Shares
Two Years	267,380	Shares
One Year	5,746,177	Shares
Abstaining From Voting	91,626	Shares

The present decision of the Company is to hold the advisory vote on executive compensation every year, unless the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the shareholders of the Company.

THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

/s/ Matthew E. Poff
Date: May 2, 2023	Matthew E. Poff
Chief Financial Officer